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                                                                   EXHIBIT 99.1


Intermet Corporation and Subsidiaries
Values in $000's


                                                              ASSETS         LIABILITIES          EQUITY
                                                             --------        -----------         --------

"Intermet Corporation" -
As originally Filed with the Court (Unconsolidated)          $958,360          $588,121          $370,239
                                                             ========          ========          ========


RECONCILIATION OF ORIGINAL FILING "UNCONSOLIDATED" TO "CONSOLIDATED" INTERMET CORP.


DESCRIPTION                                                 ASSETS       LIABILITIES      EQUITY
                                                           --------      -----------     --------

Corporate books - Intermet Corp.                            958,360        588,121        370,239  (As Filed in original Exhibit A)
Other Entities/Subsidiaries                                 570,076        318,196        251,880
                                                           --------       --------       --------
Total Combined                                            1,528,436        906,317        622,119
Domestic Eliminations (*1):                                (931,455)      (349,599)      (581,856)
                                                           --------       --------       --------
Domestic Operations                                         596,981        556,718         40,263
Foreign Operations (*2)                                     142,469         58,107         84,362
                                                           --------       --------       --------
Total Intermet Corporation - Consolidated (8/30/04)        $739,450       $614,825       $124,625
                                                           ========       ========       ========

FOR BANKRUPTCY REPORTING:

Domestic Operations                                        $596,981       $556,718       $ 40,263
Investment in Foreign Operations                             84,362              0         84,362
                                                           --------       --------       --------
Intermet Corp.(*3)                                         $681,343       $556,718        124,625
                                                           ========       ========
                        Add: Consolidated Loss Sept 2004                                  (10,760)
                        Add: Other Sept. Equity Adjustments (*4)                            1,817
                                                                                         --------
                        Equity of Consolidated Intermet Corp. 9/30/04                    $115,682
                                                                                         ========


See Attached for Footnotes

Intermet Corporation and Subsidiaries
Values in $000's

Footnotes:


(*1) - Detail of Domestic Elimination Entries


                                                            REDUCTION
                                                            TO EQUITY

Investment in Columbus Foundry                             $  (4,591)
Investment in Ironton Foundry                                (49,000)
Investment In Northern Castings                               (1,800)
Investment in Intermet US Holding                            (53,600)
Investment in Wagner Castings                                (13,339)
Investment in Alexander City                                    (100)
Investment in Cast-Matic                                        (868)
Investment in Tool Products                                  (19,200)
Investment in Ganton Technologies                           (160,000)
Investment in Diversified Diemakers                         (110,000)
Investment in SUDM                                          (153,154)
Investment in Intermet International                              (1)
Investment in Sudbury/Other                                    5,808
Investment in Intermet Foreign Holding                       (21,086)
All Other Eliminations                                          (925)
                                                           ----------
Total Eliminations                                         $(581,856)
                                                           ==========

(*2) Intermet Holding Company is a holding company of certain foreign subsidiaries and does not have any domestic operations. As a result, for financial reporting purposes, Intermet Holding Company's results are incorporated in the results of "Foreign Operations".

(*3) Intermet Corporation with foreign operation on an equity basis of accounting.

(*4) Other Shareholder Equity Adjustments consists of Dividend accrual of $256,000 (Declared but unpaid - reversed in Dec 04) and Currrency Translation Adjustment of $2,073,000. $2,073,000-$256,000 =
         $1,817,000.